Exhibit 99.1
Five Point Holdings, LLC Reports Fourth Quarter and Year-End 2020 Results
Fourth Quarter 2020 Highlights
•Increased cash position by approximately $28 million, providing liquidity of $422.8 million at December 31, 2020.
•Sold 487 homesites at Valencia in the fourth quarter of 2020 and closed on 442 of these homesites, generating proceeds from the closed homesites of approximately $102 million.
•Contributed $4.2 million for a 10% interest in a joint venture providing land banking opportunities to Valencia guest builders.
Irvine, CA, March 16, 2021 (Business Wire) – Five Point Holdings, LLC (“Five Point” or the “Company”) (NYSE:FPH), an owner and developer of large mixed-use, master-planned communities in California, today reported its fourth quarter 2020 results. Emile Haddad, Chairman and CEO, said, “We are very grateful to end a very unusual year with the results we are presenting today. Our focus shifted a year ago to strengthening our balance sheet, preserving the value of our irreplaceable assets, protecting the well being of our associates, and helping our communities. We are proud that we accomplished our goals. We have already kicked off the new year with a lot of momentum driven by the strength of the housing market and the migration of homebuyers to the type of communities we build.”
Fourth Quarter 2020 Consolidated Results
Liquidity and Capital Resources
As of December 31, 2020, total liquidity of $422.8 million was comprised of cash and cash equivalents totaling $298.1 million and borrowing availability of $124.7 million under our $125.0 million unsecured revolving credit facility. Total capital was $1.9 billion, reflecting $3.0 billion in assets and $1.1 billion in liabilities and redeemable noncontrolling interests.
Results of Operations for the Three Months Ended December 31, 2020
Revenues. Revenues of $111.7 million for the three months ended December 31, 2020 primarily consisted of $105.5 million in revenue recognized from land sales at our Valencia segment.
Equity in loss from unconsolidated entities. Equity in loss from unconsolidated entities was $3.1 million for the three months ended December 31, 2020, comprised of a $1.3 million loss from our 37.5% percentage interest in the Great Park Venture, loss of $0.2 million from our 75% interest in the Gateway Commercial Venture and $1.6 million loss from our 10% interest in the Valencia Landbank Venture as a result of intra-entity profit elimination due to the Valencia Landbank Venture purchasing homesites at Valencia.
Selling, general, and administrative. Selling, general, and administrative expenses were $24.9 million for the three months ended December 31, 2020.
Net income. Consolidated net income for the quarter was $3.7 million. Income before income tax provision was $5.4 million with income attributable to noncontrolling interests totaling $2.9 million. Net income attributable to the Company was $0.8 million after recognition of an income tax provision of $1.7 million. Net income attributable to noncontrolling interests represents the portion of income allocated to related party partners and members that hold units of the operating company and the San Francisco Venture. Holders of units of the operating company and the San Francisco Venture can redeem their interests for our Class A common shares on a one-for-one basis or, at our election, cash. In connection with any redemption or exchange, our ownership of our operating subsidiaries will increase and reduce the amount of income allocated to noncontrolling interests.
Segment Results
Valencia Segment (formerly Newhall). Total segment revenues were $106.0 million for the fourth quarter of 2020. Revenues were mainly attributable to the sale of land entitled for 442 homesites on approximately 45 acres in Valencia. Initial gross proceeds from the sale were $102.2 million, representing the base purchase price. Cost of land sales was $73.9 million, or 70.0% of total land sales and land sales-related party revenues for the fourth quarter. In the fourth quarter, 210 of the homesites sold were purchased by the Valencia Landbank Venture, in which we own a 10% equity interest. Revenues associated with these closings are reported as land sales-related party. When we sell land to the Valencia Landbank Venture, we eliminate our pro-rata share of the intra-entity profits generated from the sale through earnings (loss) from unconsolidated entities until the land is sold by the Valencia Landbank Venture to third party homebuilders. Selling, general, and administrative expenses were $2.4 million for the three months ended December 31, 2020.
San Francisco Segment. Selling, general, and administrative expenses were $3.1 million for the three months ended December 31, 2020.

Great Park Segment. The Great Park segment’s net income for the quarter was $0.4 million, which included net income of $1.6 million from management services and a net loss of $1.2 million attributed to the Great Park Venture. We do not include the Great Park Venture as a consolidated subsidiary in our consolidated financial statements but rather account for it as an equity method investee. After adjusting to account for a difference in investment basis, the Company’s equity in loss from the Great Park Venture was $1.3 million for the three months ended December 31, 2020.
Commercial Segment. Segment net loss was approximately $0.1 million, which included net income of $0.1 million from management services and a net loss of $0.2 million attributed to the Gateway Commercial Venture. We do not include the Gateway Commercial Venture as a consolidated subsidiary in our consolidated financial statements but rather account for it as an equity method investee. Our share of equity in loss from the Gateway Commercial Venture totaled $0.2 million for the three months ended December 31, 2020.
Conference Call Information
In conjunction with this release, Five Point will host a conference call on Wednesday, March 17, 2021 at 2:00 pm Eastern Time. Emile Haddad, President and Chief Executive Officer, and Erik Higgins, Vice President and Chief Financial Officer, will host the call. Interested investors and other parties can listen to a live Internet audio webcast of the conference call that will be available on the Five Point website at ir.fivepoint.com. The conference call can also be accessed by dialing (800) 430-8332 (domestic) or (720) 452-9102 (international). A telephonic replay will be available starting approximately two hours after the end of the call by dialing (844) 512-2921, or for international callers, (412) 317-6671. The passcode for the live call and the replay is 1398225. The telephonic replay will be available until 11:59 p.m. Eastern Time on March 31, 2021.
About Five Point
Five Point, headquartered in Irvine, California, designs and develops large mixed-use, master-planned communities in Orange County, Los Angeles County, and San Francisco County that combine residential, commercial, retail, educational, and recreational elements with public amenities, including civic areas for parks and open space. Five Point’s communities include the Great Park Neighborhoods® in Irvine, Valencia® (formerly known as Newhall Ranch®) in Los Angeles County, and Candlestick® and The San Francisco Shipyard® in the City of San Francisco. These communities are designed to include approximately 40,000 residential homes and approximately 23 million square feet of commercial space.
Forward-Looking Statements
This press release contains forward-looking statements that are subject to risks and uncertainties. These statements concern expectations, beliefs, projections, plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. When used, the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “would,” “result” and similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. This press release may contain forward-looking statements regarding: our expectations of our future revenues, costs and financial performance; future demographics and market conditions in the areas where our communities are located; the outcome of pending litigation and its effect on our operations; the timing of our development activities; and the timing of future real estate purchases or sales. We caution you that any forward-looking statements included in this press release are based on our current views and information currently available to us. Forward-looking statements are subject to risks, trends, uncertainties and factors that are beyond our control. Some of these risks and uncertainties are described in more detail in our filings with the SEC, including our Annual Report on Form 10-K, under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. They are based on estimates and assumptions only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law.

Investor Relations:
Bob Wetenhall, 949-349-1087
bob.wetenhall@fivepoint.com
or
Media:
Steve Churm, 949-349-1034
steve.churm@fivepoint.com

Source: Five Point Holdings, LLC

FIVE POINT HOLDINGS, LLC
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2020	2019	2020	2019
REVENUES:
Land sales	$52,322	$139,946	$69,398	$140,020
Land sales—related party	53,205	228	53,219	923
Management services—related party	5,575	5,891	28,132	39,580
Operating properties	613	841	2,870	3,857
Total revenues	111,715	146,906	153,619	184,380
COSTS AND EXPENSES:
Land sales	73,892	97,113	85,753	97,113
Management services	3,899	5,698	20,486	28,492
Operating properties	719	1,077	5,127	5,565
Selling, general, and administrative	24,910	25,957	83,504	103,586
Total costs and expenses	103,420	129,845	194,870	234,756
OTHER INCOME:
Interest income	66	1,350	1,369	7,844
Gain on settlement of contingent consideration—related party	—	—	—	64,870
Miscellaneous	89	22	356	48
Total other income	155	1,372	1,725	72,762
EQUITY IN (LOSS) EARNINGS FROM UNCONSOLIDATED ENTITIES	(3,053)	(2,136)	42,364	2,327
INCOME BEFORE INCOME TAX PROVISION	5,397	16,297	2,838	24,713
INCOME TAX PROVISION	(1,744)	(1,179)	(1,744)	(2,445)
NET INCOME	3,653	15,118	1,094	22,268
LESS NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	2,871	8,718	1,522	13,235
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	$782	$6,400	$(428)	$9,033

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY PER CLASS A SHARE
Basic	$0.01	$0.09	$(0.01)	$0.13
Diluted	$0.01	$0.09	$(0.01)	$0.13
WEIGHTED AVERAGE CLASS A SHARES OUTSTANDING
Basic	66,760,897	66,302,138	66,722,187	66,261,968
Diluted	142,881,077	145,596,608	69,000,096	145,491,898
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY PER CLASS B SHARE
Basic and diluted	$0.00	$0.00	$(0.00)	$0.00
WEIGHTED AVERAGE CLASS B SHARES OUTSTANDING
Basic and diluted	79,233,544	79,269,524	79,233,544	79,221,176

FIVE POINT HOLDINGS, LLC
CONSOLIDATED BALANCE SHEETS
(In thousands, except shares)
(Unaudited)

	December 31, 2020	December 31, 2019
ASSETS
INVENTORIES	$1,990,859	$1,889,761
INVESTMENT IN UNCONSOLIDATED ENTITIES	442,850	533,239
PROPERTIES AND EQUIPMENT, NET	32,769	32,312
INTANGIBLE ASSET, NET—RELATED PARTY	71,747	80,350
CASH AND CASH EQUIVALENTS	298,144	346,833
RESTRICTED CASH AND CERTIFICATES OF DEPOSIT	1,330	1,741
RELATED PARTY ASSETS	103,681	97,561
OTHER ASSETS	20,605	22,903
TOTAL	$2,961,985	$3,004,700

LIABILITIES AND CAPITAL
LIABILITIES:
Notes payable, net	$617,581	$616,046
Accounts payable and other liabilities	135,331	167,711
Related party liabilities	113,149	127,882
Deferred income tax liability, net	12,578	11,628
Payable pursuant to tax receivable agreement	173,248	172,633
Total liabilities	1,051,887	1,095,900

REDEEMABLE NONCONTROLLING INTEREST	25,000	25,000
CAPITAL:
Class A common shares; No par value; Issued and outstanding: 2020—69,051,284 shares; 2019—68,788,257 shares
Class B common shares; No par value; Issued and outstanding: 2020—79,233,544 shares; 2019—79,233,544 shares
Contributed capital	578,278	571,532
Retained earnings	42,221	42,844
Accumulated other comprehensive loss	(2,833)	(2,682)
Total members’ capital	617,666	611,694
Noncontrolling interests	1,267,432	1,272,106
Total capital	1,885,098	1,883,800
TOTAL	$2,961,985	$3,004,700

FIVE POINT HOLDINGS, LLC
SUPPLEMENTAL DATA
(In thousands)
(Unaudited)

Liquidity

December 31, 2020
Cash and cash equivalents	$298,144
Borrowing capacity (1)	124,651
Total liquidity	$422,795

(1) As of December 31, 2020, no amounts were drawn on the Company’s $125.0 million revolving credit facility; however, letters of credit of approximately $0.3 million were issued and outstanding under the revolving credit facility, thus reducing the available capacity by the outstanding letters of credit amount.

Debt to Total Capitalization and Net Debt to Total Capitalization

December 31, 2020
Debt (1)	$625,000
Total capital	1,885,098
Total capitalization	$2,510,098
Debt to total capitalization	24.9%

Debt (1)	$625,000
Less: Cash and cash equivalents	298,144
Net debt	326,856
Total capital	1,885,098
Total net capitalization	$2,211,954
Net debt to total capitalization (2)	14.8%

(1) For purposes of this calculation, debt is the amount due on the Company’s notes payable before offsetting for capitalized deferred financing costs.
(2) Net debt to total capitalization is a non-GAAP financial measure defined as net debt (debt less cash and cash equivalents) divided by total net capitalization (net debt plus total capital). The Company believes the ratio of net debt to total capitalization is a relevant and a useful financial measure to investors in understanding the leverage employed in the Company’s operations. However, because net debt to total capitalization is not calculated in accordance with GAAP, this financial measure should not be considered in isolation or as an alternative to financial measures prescribed by GAAP. Rather, this non-GAAP financial measure should be used to supplement the Company's GAAP results.

Segment Results
The following tables reconcile the results of operations of our segments to our consolidated results for the three and twelve months ended December 31, 2020 (in thousands):

	Three Months Ended December 31, 2020
	Valencia	San Francisco	Great Park	Commercial	Total reportable segments	Corporate and unallocated	Total under management	Removal of unconsolidated entities	Total consolidated
REVENUES:
Land sales	$52,322	$—	$203	$—	$52,525	$—	$52,525	$(203)	$52,322
Land sales—related party	53,205	—	1,570	—	54,775	—	54,775	(1,570)	53,205
Management services—related party	—	—	5,476	99	5,575	—	5,575	—	5,575
Operating properties	468	145	—	2,100	2,713	—	2,713	(2,100)	613
Total revenues	105,995	145	7,249	2,199	115,588	—	115,588	(3,873)	111,715
COSTS AND EXPENSES:
Land sales	73,892	—	—	—	73,892	—	73,892	—	73,892
Management services	—	—	3,899	—	3,899	—	3,899	—	3,899
Operating properties	719	—	—	817	1,536	—	1,536	(817)	719
Selling, general, and administrative	2,385	3,113	6,251	1,213	12,962	19,412	32,374	(7,464)	24,910
Management fees—related party	—	—	(3,255)	—	(3,255)	—	(3,255)	3,255	—
Total costs and expenses	76,996	3,113	6,895	2,030	89,034	19,412	108,446	(5,026)	103,420
OTHER INCOME (EXPENSE):
Interest income	22	—	62	—	84	44	128	(62)	66
Interest expense	—	—	—	(310)	(310)	—	(310)	310	—
Miscellaneous	89	—	—	—	89	—	89	—	89
Total other income (expense)	111	—	62	(310)	(137)	44	(93)	248	155
EQUITY IN LOSS FROM UNCONSOLIDATED ENTITIES	(1,569)	—	—	—	(1,569)	—	(1,569)	(1,484)	(3,053)
SEGMENT PROFIT (LOSS)/INCOME (LOSS) BEFORE INCOME TAX PROVISION	27,541	(2,968)	416	(141)	24,848	(19,368)	5,480	(83)	5,397
INCOME TAX PROVISION	—	—	—	—	—	(1,744)	(1,744)	—	(1,744)
SEGMENT PROFIT (LOSS)/NET INCOME (LOSS)	$27,541	$(2,968)	$416	$(141)	$24,848	$(21,112)	$3,736	$(83)	$3,653

	Twelve Months Ended December 31, 2020
	Valencia	San Francisco	Great Park	Commercial	Total reportable segments	Corporate and unallocated	Total under management	Removal of unconsolidated entities	Total consolidated
REVENUES:
Land sales	$69,398	$—	$22,165	$—	$91,563	$—	$91,563	$(22,165)	$69,398
Land sales—related party	53,219	—	2,662	—	55,881	—	55,881	(2,662)	53,219
Management services—related party	—	835	26,900	397	28,132	—	28,132	—	28,132
Operating properties	2,275	595	—	24,241	27,111	—	27,111	(24,241)	2,870
Total revenues	124,892	1,430	51,727	24,638	202,687	—	202,687	(49,068)	153,619
COSTS AND EXPENSES:
Land sales	85,753	—	15,304	—	101,057	—	101,057	(15,304)	85,753
Management services	—	488	19,998	—	20,486	—	20,486	—	20,486
Operating properties	5,127	—	—	5,347	10,474	—	10,474	(5,347)	5,127
Selling, general, and administrative	11,629	11,297	35,823	9,978	68,727	60,578	129,305	(45,801)	83,504
Management fees—related party	—	—	4,378	—	4,378	—	4,378	(4,378)	—
Total costs and expenses	102,509	11,785	75,503	15,325	205,122	60,578	265,700	(70,830)	194,870
OTHER INCOME (EXPENSE):
Interest income	23	—	1,272	—	1,295	1,346	2,641	(1,272)	1,369
Interest expense	—	—	—	(8,857)	(8,857)	—	(8,857)	8,857	—
Loss on extinguishment of debt	—	—	—	(474)	(474)	—	(474)	474	—
Gain on asset sales, net	—	—	—	112,260	112,260	—	112,260	(112,260)	—
Miscellaneous	356	—	—	—	356	—	356	—	356
Total other income (expense)	379	—	1,272	102,929	104,580	1,346	105,926	(104,201)	1,725
EQUITY IN (LOSS) EARNINGS FROM UNCONSOLIDATED ENTITIES	(1,569)	—	—	—	(1,569)	—	(1,569)	43,933	42,364
SEGMENT PROFIT (LOSS)/INCOME (LOSS) BEFORE INCOME TAX PROVISION	21,193	(10,355)	(22,504)	112,242	100,576	(59,232)	41,344	(38,506)	2,838
INCOME TAX PROVISION	—	—	—	—	—	(1,744)	(1,744)	—	(1,744)
SEGMENT PROFIT (LOSS)/NET INCOME (LOSS)	$21,193	$(10,355)	$(22,504)	$112,242	$100,576	$(60,976)	$39,600	$(38,506)	$1,094

The table below reconciles the Great Park segment results to the equity in loss from our investment in the Great Park Venture that is reflected in the consolidated statements of operations for the three and twelve months ended December 31, 2020:

	Three Months Ended December 31,	Twelve Months Ended December 31,
	2020	2020
	(in thousands)
Segment profit (loss) from operations	$416	$(22,504)
Less net income of management company attributed to the Great Park segment	1,577	6,902
Net loss of the Great Park Venture	(1,161)	(29,406)
The Company’s share of net loss of the Great Park Venture	(435)	(11,027)
Basis difference amortization	(869)	(2,073)
Other-than-temporary investment impairment	—	(26,851)
Equity in loss from the Great Park Venture	$(1,304)	$(39,951)

The table below reconciles the Commercial segment results to the equity in (loss) earnings from our investment in the Gateway Commercial Venture that is reflected in the consolidated statements of operations for the three and twelve months ended December 31, 2020:

	Three Months Ended December 31,	Twelve Months Ended December 31,
	2020	2020
	(in thousands)
Segment (loss) profit from operations	$(141)	$112,242
Less net income of management company attributed to the Commercial segment	99	397
Net (loss) income of the Gateway Commercial Venture	(240)	111,845
Equity in (loss) earnings from the Gateway Commercial Venture	$(180)	$83,884